Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT
     This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of November 7, 2008 (the “Execution Date”), and is by and among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, individually as Lender and as Agent for the Lenders (“Agent”), the other Lenders signatory hereto (each a “Lender” and collectively, the “Lenders”), ODYSSEY HEALTHCARE OPERATING A, LP, a Delaware limited partnership (“OpCoA”), ODYSSEY HEALTHCARE OPERATING B, LP, a Delaware limited partnership (“OpCoB”), HOSPICE OF THE PALM COAST, INC., a Florida not for profit corporation (“Palm Coast”), and VISTACARE, INC., a Delaware corporation (“VistaCare”; OpCoA, OpCoB, Palm Coast and VistaCare being referred to together as the “Borrowers” and each individually as a “Borrower”).
WITNESSETH:
     WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of February 28, 2008, by and among Agent, the other Lenders signatory thereto from time to time, the Borrowers and the other Credit Parties signatory thereto (as amended or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), Agent and Lenders agreed, subject to the terms and provisions thereof, to provide certain loans and other financial accommodations to the Borrowers; and
     WHEREAS, the Borrowers desire that Agent and Lenders amend the Credit Agreement in certain respects, as more fully set forth herein, and Agent and Lenders are agreeable to such request.
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 below, and in reliance on the representations and warranties set forth in Section 4 below, the Credit Agreement is amended as follows:
     (a) Clause (c) of Section 6.2 of the Credit Agreement is hereby amended by deleting the reference to “(the investments described in clauses (i) — (v) below and the investments permitted in clause (d) below are collectively referred to as “Cash Equivalents”)” and replacing it with the following:
“(the investments described in clauses (i) — (v) below are collectively referred to as “Cash Equivalents”)”; and
     (b) Clause (d) of Section 6.2 of the Credit Agreement is hereby amended and restated and replaced with the following:

“(d) the Credit Parties may hold investments comprised of auction rate securities disclosed to Agent in writing in an aggregate amount not exceeding $17,100,000, but only to the extent such investments were made prior to, and existed as of, the Closing Date, and”.
     2. Consent to Assignment of Trademarks. The Borrowers have informed Agent and the Lenders that VistaCare desires to sell, transfer, convey, assign and deliver to Odyssey HealthCare, Inc., a Delaware corporation (“Holdings”), subject to the security interests granted under the Collateral Documents, certain United States trademark registrations listed on Schedule I attached hereto owned by VistaCare, pursuant to that certain Trademark Assignment to be dated on or after the date hereof between Holdings and VistaCare. In reliance on the representations and warranties set forth in this Amendment, Agent and the Requisite Lenders hereby consent to such assignment subject to the terms and conditions contained herein. The foregoing consent is a limited consent, which shall be effective only with respect to the specific facts set forth above. Such limited consent shall not be deemed to constitute a consent or waiver of any other term, provision or condition of the Credit Agreement or to prejudice any right or remedy that Agent or Lenders may now have or may have in the future under or in connection with any of the Loan Documents.
     3. Conditions. The effectiveness of this Amendment is expressly conditioned upon Agent’s receipt (on behalf of itself and each of Lenders) from the Borrowers of the following, all of which shall be in form and substance satisfactory to Agent:
     (a) This Amendment duly executed by each of the Borrowers and the Requisite Lenders;
     (b) Payment by the Borrowers to Agent, for the account of each consenting Lender that has executed a signature page to this Amendment and delivered the same to Agent on or before 5:00 p.m. (New York time) on November 7, 2008, of an amendment fee in immediately available funds in an amount equal to $7,500.00 per consenting Lender, which fee is deemed fully earned and non-refundable on payment thereof to Agent; and
     (c) Such other documents, instruments and agreements as Agent may reasonably request.
     4. Reference to and Effect on the Credit Agreement.
     (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby.
     (b) Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon each of the Borrowers and the other Credit Parties in all respects and are hereby ratified and confirmed.

     (c) Except as specifically set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of (a) any right, power or remedy of any Lender or Agent under the Credit Agreement or any of the Loan Documents, or (b) any Event of Default or Default under the Credit Agreement.
     (d) This Amendment shall constitute a Loan Document.
     5. Representations and Warranties. To induce Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and the Lenders that:
     (a) Representations and Warranties. (i) No Default or Event of Default has occurred or is continuing and (ii) no representation or warranty of any Credit Party contained in the Credit Agreement or any of the other Loan Documents, including this Amendment, is untrue or incorrect in any material respect as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date, in which case it shall be true and correct as of such earlier date.
     (b) Power, Authorization, Enforceable Obligations. The execution, delivery and performance by each Borrower of this Amendment: (a) are within such Borrower’s power; (b) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (c) do not contravene any provision of such Borrower’s charter, bylaws or partnership or operating agreement as applicable; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person. This Amendment has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity regardless of whether considered in a proceeding in law or equity.
     6. Costs and Expenses. The Borrowers agree to pay on demand all reasonable costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for Agent with respect thereto.
     7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
     9. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
     10. Incorporation of Credit Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

BORROWERS:

ODYSSEY HEALTHCARE OPERATING A, LP

By:	Odyssey HealthCare GP, LLC
Its:	General Partner

	By: Name:	/s/ R. Dirk Allison R. Dirk Allison
	Title:	Senior Vice President and Chief Financial Officer

ODYSSEY HEALTHCARE OPERATING B, LP

By:	Odyssey HealthCare GP, LLC
Its:	General Partner

	By: Name:	/s/ R. Dirk Allison R. Dirk Allison
	Title:	Senior Vice President and Chief Financial Officer

HOSPICE OF THE PALM COAST, INC.

	By: Name:	/s/ R. Dirk Allison R. Dirk Allison
	Title:	Senior Vice President and Chief Financial Officer

VISTACARE, INC.

	By: Name:	/s/ R. Dirk Allison R. Dirk Allison
	Title:	Senior Vice President and Chief Financial Officer
Signature Page to Amendment No. 1

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:	/s/ John Dale
Name:	John Dale
Title:	Duly Authorized Signatory
Signature Page to Amendment No. 1

BANK OF TEXAS, NA, as a Lender

By:	/s/ Bianca A. Gulberti
Name:	Bianca A. Gulberti
Title:	Vice President

Signature Page to Amendment No. 1

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Daniel Penkar
Name:	Daniel Penkar
Title:	Senior Vice President

Signature Page to Amendment No. 1

COMPASS BANK, as a Lender

By:	/s/ Key Coker
Name:	Key Coker
Title:	Executive Vice President
Signature Page to Amendment No. 1

FIFTH THIRD BANK, as a Lender

By:	/s/ Eva Szuen McQuillen
Name:	Eva Szuen McQuillen
Title:	Bank Officer
Signature Page to Amendment No. 1

SUNTRUST BANK, as a Lender

By:	/s/ Helen C. Hartz
Name:	Helen C. Hartz
Title:	Vice President
Signature Page to Amendment No. 1

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ Richard A. Lopatt
Name:	Richard A. Lopatt
Title:	Vice President

Signature Page to Amendment No. 1

WELLS FARGO FOOTHILL, LLC, as a Lender

By:	/s/ Peter Freyer
Name:	Peter Freyer
Title:	Vice President

Signature Page to Amendment No. 1

SCHEDULE I
TRADEMARK REGISTRATIONS

		Registration Number /
Title	Status	Application Number	Registration Date
Excellence Without Exception	Registered	2,977,864	7/26/05
VistaCare	Registered	2,672,152	1/7/03
VistaCare Excellence Without Exception	Registered	3,310,236	10/16/07